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                                 AMENDMENT NO. 1

                         to the Collaborative Agreement
                           dated as of April 19, 1995
                         between Novartis Pharma AG and
                            OSI Pharmaceuticals, Inc.

Novartis Pharma AG of Lichtstrasse 35, CH-4002 Basel, Switzerland and OSI Pharmaceuticals, Inc., of 106 Charles Lindbergh Boulevard, Uniondale, New York 11553-3649, USA agree to amend the above mentioned agreement (hereinafter referred to as "1995 Agreement") as follows:

The four year time limit to exercise the option set forth in Section 5.7 of the 1995 Agreement will be extended until the end of May and such option right will therefore not expire until May 31, 1999.

BASEL      April 13, 1999               UNIONDALE        April 13, 1999
      -------------------------                   ------------------------------

Novartis Pharma AG                      OSI Pharmaceuticals, Inc.

              /s/                     /s/                    /s/
Dr. I. Csendes                   G. Schelling             Dr. C. Goddard
Head Licensing Drug Delivery     Legal Counsel            Vice President,
& Out-Licensing                                           Business Development